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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 20, 2005



                              UNITED BANCORP, INC.
                         (Name of Issuer in its charter)



Ohio                                            0-16540                    34-1405357
------------------                              -------                    ----------
(State or other                                 (Commission                (I.R.S. Employer
jurisdiction of                                 File Number)               Identification
incorporation)                                                             Number)



201 South 4th Street, Martins Ferry, Ohio                                  43935-0010
-----------------------------------------                                  ----------
(Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code:  (740) 633-0445


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2005, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of the three month period ended March 31, 2005, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

    99 Press release dated April 20, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal period ended March 31, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2005                               United Bancorp, Inc.

                                                    /s/ Mr. James W. Everson

                                            By:     James W. Everson
                                                    Chairman, President and
                                                    Chief Executive Officer




                                        2

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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION OF EXHIBIT

    99 Press release dated April 20, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal period ended March 31, 2005.






















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